MEDIQ INCORPORATED

                             1997 STOCK OPTION PLAN







                                   DRAFTED BY
                           DRINKER BIDDLE & REATH LLP
                       PHILADELPHIA NATIONAL BANK BUILDING
                              1345 CHESTNUT STREET
                           PHILADELPHIA, PA 19107-3496










                                    JUNE 1997


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                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

         SECTION 1 - Purpose and Definitions...........................  1

         SECTION 2 - Administration....................................  3

         SECTION 3 - Eligibility.......................................  4

         SECTION 4 - Stock.............................................  4

         SECTION 5 - Granting of Options...............................  5

         SECTION 6 - Annual Limit......................................  5

         SECTION 7 - Terms and Conditions of Options...................  5

         SECTION 8 - Option Agreements - Other Provisions.............. 12

         SECTION 9 - Capital Adjustments............................... 12

         SECTION 10 - Change in Control................................ 13

         SECTION 11 - Amendment or Discontinuance of the Plan.......... 14

         SECTION 12 - Termination of Plan.............................. 15

         SECTION 13 - Shareholder Approval............................. 15

         SECTION 14 - Miscellaneous.................................... 16


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                               MEDIQ INCORPORATED

                             1997 STOCK OPTION PLAN


                       SECTION 1 - Purpose and Definitions

                  (a) Purpose. This MEDIQ INCORPORATED 1997 STOCK OPTION PLAN is intended to provide a means whereby MEDIQ Incorporated may, through the grant of Options to Key Employees and Non-Employee Directors, attract and retain such Key Employees and Non-Employee Directors and motivate such Key Employees and Non-Employee Directors to exercise their best efforts on behalf of the Company and of any Related Corporation.

                  (b) Definitions.

                      (1) Board. The term "Board" shall mean the Board of Directors of the Company.

                      (2) Common Stock. The term "Common Stock" shall mean the common stock of the Company, par value $1.00 per share.

                      (3) Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                      (4) Committee. The term "Committee" shall mean:

                                 (A) A committee which consists of not fewer
                      than two (2) directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under Section 16(b) of the Securities Exchange Act of 1934 and the requirements of section 162(m) of the Code); or

                                 (B) In the event a committee has not been
                      established in accordance with (A) above, the entire Board; provided, however, that a member of the Board shall not participate in a vote approving the grant of an Option to himself or herself to the extent provided under the laws of the State of Delaware governing corporate self-dealing.

                      (5) Company. The term "Company" shall mean MEDIQ Incorporated.


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                      (6) Fair Market Value. The term "Fair Market Value" shall
           mean the fair market value of the optioned shares of Common Stock, which shall be arrived at by a good faith determination of the Committee and shall be:

                                 (A) The mean between the highest and lowest
                      quoted selling price, if there is a market for the Common Stock on a registered securities exchange or in an over the counter market, on the date of grant;

                                 (B) The weighted average of the means between
                      the highest and lowest sales on the nearest date before and the nearest date after the date of grant, if there are no sales on the date of grant but there are sales on dates within a reasonable period both before and after the date of grant;

                                 (C) The mean between the bid and asked prices,
                      as reported by the National Quotation Bureau on the date of grant, if actual sales are not available during a reasonable period beginning before and ending after the date of grant; or

                                 (D) Such other method of determining fair
                      market value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee. Where the fair market value of the optioned shares of Common Stock is determined under (B) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant is to be weighted inversely by the respective numbers of trading days between the selling dates and the date of grant (i.e., the valuation date), in accordance with Treas. Reg. ss. 20.2031-2(b)(1).

                      (7) Incentive Stock Option. The term "Incentive Stock Option" ("ISO") shall mean an option which, at the time such option is granted under the Plan, qualifies as an ISO within the meaning of section 422 of the Code and is designated as an ISO in the Option Agreement.

                      (8) Key Employees. The term "Key Employees" shall mean officers and other key employees of the Company or a Related Corporation.

                      (9) Non-Employee Directors. The term "Non-Employee Directors" shall mean directors of the Company who:


                                 (A) Are not employees of the Company or any
                      Related Corporation; and

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                                 (B) Have not been employees of the Company or
                      any Related Corporation during the immediately preceding 12-month period.

                      (10) Non-Qualified Stock Option. The term "Non-Qualified Stock Option" ("NQSO") shall mean an option which, at the time such option is granted, does not qualify as an ISO, and/or is designated as an NQSO in the Option Agreement.

                      (11) Option Agreement. The term "Option Agreement" shall mean a written document evidencing the grant of an Option, as described in Section 8.

                      (12) Optionee. The term "Optionee" shall mean a Key Employee or Non-Employee Director to whom an Option has been granted.

                      (13) Options. The term "Options" shall mean Incentive Stock Options and Non-Qualified Stock Options.

                      (14) Plan. The term "Plan" shall mean the MEDIQ Incorporated 1997 Stock Option Plan, as set forth herein and as amended from time to time.

                      (15) Related Corporation. The term "Related Corporation" shall mean either a corporate subsidiary of the Company, as defined in section 424(f) of the Code or the corporate parent of the Company, as defined in section 424(e) of the Code.

           Notwithstanding Sections 1(b)(7) and (10), if an Option granted to a Key Employee is not designated in the Option Agreement as an ISO or NQSO, the option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO.

                           SECTION 2 - Administration

           The Plan shall be administered by the Committee. Each member of such Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company.

           The Committee shall have full authority, subject to the terms of the Plan, to select the Key Employees to be granted ISOs and/or NQSOs under the Plan, to select the Non-Employee Directors to be granted NQSOs under the Plan, to grant Options on behalf of the Company and to set the date of grant and the other terms of such Options. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted

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hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its shareholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

           No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                             SECTION 3 - Eligibility

           The class of employees who shall be eligible to receive Options under the Plan shall be the Key Employees (including any directors who also are officers or are other key employees of the Company and/or of a Related Corporation). More than one Option may be granted to a Key Employee under the Plan. Non-Employee Directors shall be eligible to receive NQSOs, and not ISOs, under the Plan. More than one NQSO may be granted to a Non-Employee Director under the Plan.

                                SECTION 4 - Stock

           Options may be granted under the Plan to purchase up to a maximum of nine hundred thousand (900,000) shares of the Company's Common Stock, subject to adjustment as hereinafter provided; provided, however, that no Key Employee shall receive Options for more than one hundred thousand (100,000) shares of Common Stock over any one (1) year period; and further provided that no shares shall be issuable pursuant to Options for which shareholder approval is not obtained if shareholder approval is required by applicable securities laws or by any exchange on which Common Stock is then listed. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

           If any Option granted under the Plan expires or otherwise terminates for any reason whatever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such shares had never been subject to an Option; provided, however, that (a) if an Option is cancelled, the cancelled Option is counted against the maximum number of shares for which Options may be granted to an employee, and (b) if the Option price is reduced after the date of


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grant, the transaction is treated as a cancellation of an Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to a Key Employee.

                         SECTION 5 - Granting of Options

           From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Key Employees and Non-Employee Directors under the Plan such Options as it determines are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem; and further provided that Non-Employee Directors shall not be eligible to receive ISOs under the Plan. The granting of an Option under the Plan shall not be deemed either to entitle the Optionee to, or to disqualify the Optionee from, any participation in any other grant of Options under the Plan. In making any determination as to whether a Key Employee or Non-Employee Director shall be granted an Option and as to the number of shares to be covered by such Option, the Committee shall take into account the duties of the Key Employee or Non-Employee Director, his or her present and potential contributions to the success of the Company or a Related Corporation, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

                            SECTION 6 - Annual Limit

                  (a) ISOs. The aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under this Plan and any other ISO plan of the Company or a Related Corporation) shall not exceed one hundred thousand dollars ($100,000).

                  (b) NQSOs. The annual limit set forth above for ISOs shall not apply to NQSOs.

                   SECTION 7 - Terms and Conditions of Options

         The Options granted pursuant to the Plan shall expressly specify whether they are ISOs or NQSOs; however, if the Option is not designated in the Key Employee's Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. In addition, the Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of section 422(b) of the Code, as the Committee shall deem desirable:

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                  (a) Number of Shares. A statement of the number of shares to which the Option pertains.

                  (b) Price. A statement of the Option price which shall be determined and fixed by the Committee in its discretion but, in the case of an ISO, shall not be less than the higher of one hundred percent (100%) (one hundred ten percent (110%) in the case of more than ten percent (10%) shareholders as discussed in (k) below) of the Fair Market Value of the optioned shares of Common Stock, or the par value thereof, on the date the ISO is granted and, in the case of an NQSO, shall not be less than the higher of one hundred percent (100%) of the Fair Market Value of the optioned shares of Common Stock, or the par value thereof, on the date the NQSO is granted.

                  (c) Term.

                           (1) ISOs. Subject to earlier termination as provided
                  in Subsections (e), (f), (g) and (h) below and in Section 9 hereof, the term of each ISO shall be not more than ten (10) years (five (5) years in the case of more than ten percent (10%) shareholders as discussed in (k) below) from the date of grant.

                           (2) NQSOs. Subject to earlier termination as provided
                  in Subsections (e), (f), (g) and (h) below and in Section 9 hereof, the term of each NQSO shall be not more than ten (10) years and one (1) day from the date of grant.

                  (d) Exercise.

                           (1) General. Options shall be exercisable in such
                  installments and on such dates as the Committee may specify. The Committee may accelerate the exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable.

                           Any Option shares, the right to the purchase of which
                  has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, to the attention of its Secretary, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option price for such shares; provided that no partial exercise of an Option shall be for a number of shares of Common Stock having an aggregate Option price of less than $1,000, unless such partial exercise applies to the remaining shares available under the Option. Only full shares shall be issued under the Plan, and any fractional share

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                  which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

                           (2) Manner of Payment. The Option price shall be
                  payable:

                                    (A) In cash or its equivalent;

                                    (B) If the Committee, in its discretion, so
                           provides in the Option Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in whole or in part, in Company Common Stock previously acquired by the Optionee, provided that if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price of an ISO, such shares have been held by the Key Employee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such shares of Common Stock were acquired through exercise of an NQSO or of an option under a similar plan or through exercise of an ISO and are used to pay the Option price of an NQSO, such option was granted more than six (6) months prior to the date of exercise of the Option;

                                    (C) If the Committee, in its discretion, so
                           provides in the Option Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in whole or in part, in Company Common Stock newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an Option which is an
                           ISO);

                                    (D) If the Committee, in its discretion, so
                           provides in the Option Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in any combination of (A), (B) and (C) above; or

                                    (E) If the Committee, in its discretion, so
                           provides in the Option Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, by permitting the Optionee to deliver a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.

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                           In the event such Option price is paid, in whole or
                  in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Common Stock surrendered in payment of such Option price.

                  (e) Termination of Employment or Board Membership for Cause. If a Key Employee's employment by the Company (and Related Corporations) or a Non-Employee Director's service as a director is terminated for Cause, all rights of any kind under any Option then held by such Optionee shall immediately lapse and terminate. For purposes of this Subsection (e), "Cause" shall include, without limitation, the following, not corrected after notice and a reasonable opportunity to cure:

                           (1) Dishonesty;

                           (2) Fraud, theft or misappropriation or embezzlement
                  of Company funds;

                           (3) Conviction of any felony, crime involving fraud
                  or misrepresentation, or of any other crime (whether or not connected with the Optionee's employment) the effect of which is likely to adversely affect the Company or its affiliates;

                           (4) Material breach of the Optionee's obligations
                  under the Optionee's employment agreement with the Company (if any);

                           (5) Repeated and consistent failure of Optionee to be
                  present at work during normal business hours unless the absence is because of a disability;

                           (6) Willful violation of any express direction or any
                  rule or regulation established by the Company or its Chief Executive Officer;

                           (7) Gross incompetence in the performance of, or
                  gross neglect of, Optionee's duties under Optionee's employment agreement with the Company (if any);

                           (8) Illegal possession or use of any controlled
                  substance; or

                           (9) Use of alcohol or other drugs which interferes
                  with the performance by Optionee of his or her duties.

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                  (f) Termination of Employment or Board Membership for A Reason
         Other Than Cause, Death or Disability. If a Key Employee's employment by the Company (and Related Corporations) or a Non-Employee Director's service as a director is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than Cause (as defined in Subsection (e)), death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of:

                           (1) The expiration date specified in such Option; or

                           (2) An accelerated termination date determined by the
                  Committee, in its discretion, except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Key Employee's termination of employment or the date the Non-Employee Director ceases to serve as a director, and in the case of ISOs, such termination date shall not be later than three (3) months after the date of such termination of employment.

                  (g) Exercise upon Disability of Optionee. If an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her employment or Board membership and, prior to the expiration date fixed for his or her Option, his or her employment or service as a director is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of:

                           (1) The expiration date specified in such Option; or

                           (2) An accelerated termination date determined by the
                  Committee, in its discretion, except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service as a director by reason of disability, and in the case of ISOs, such date shall not be later than one
                  (1) year after the date of such termination of employment. In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's legal representative.

                  (h) Exercise upon Death of Optionee. If an Optionee shall die during his or her employment or service as a director, and prior to the expiration date fixed for his or her Option, or if an Optionee whose employment or service as a director is terminated for any reason other than Cause (as defined in Subsection (e)), shall die following his or

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         her termination of employment or service as a director but prior to the earliest of:

                           (1) The expiration date fixed for his or her Option;

                           (2) The expiration of the period determined under
                  Subsections (f) and (g) above; or

                           (3) In the case of an ISO, three (3) months following
                  termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, at any time prior to the earlier of:

                                    (A) The expiration date specified in such
                           Option; or

                                    (B) An accelerated termination date
                           determined by the Committee, in its discretion except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than six (6) months, nor later than one (1) year after the date of death.

                  (i) Non-Transferability.

                           (1) ISOs. No ISO shall be assignable or transferable
                  by the Key Employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Key Employee, the ISO shall be exercisable only by him or her or by his or her guardian or legal representative. If the Key Employee is married at the time of exercise and if the Key Employee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Key Employee and the Key Employee's spouse, jointly, with right of survivorship.

                           (2) NQSOs. Except as otherwise provided in any Option
                  Agreement, no NQSO shall be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the NQSO shall be exercisable only by him or her or by his or her guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

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                  (j) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

                  (k) Ten Percent Shareholder. If the Key Employee owns more than ten percent (10%) of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to such Key Employee, the Option price for the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five (5) years from the date the ISO is granted. The conditions set forth in this Subsection (k) shall not apply to NQSOs.

                  (l) Listing and Registration of Shares. If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered by an Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, the Company shall use its best efforts to effect or obtain such listing registration, qualification, consent or approval as soon as practicable. If such listing registration, qualification, consent or approval is not effected or obtained, no Option may be exercised, in whole or in part, unless and until action shall have been taken by the Company or by the Optionee in order to obtain an exemption from any such requirement, under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

                  (m) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

                  If the exercise of any Option is subject to the withholding requirements of applicable federal, state and/or local tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Key Employee to satisfy the minimum required federal, state and/or local withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Common Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option (or if later, the

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         date on which the Optionee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use shares of Common Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Committee may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local income tax withholding requirements. In the event shares of Common Stock acquired under the exercise of an ISO are used to satisfy such withholding requirement, such shares of Common Stock must have been held by the Key Employee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date.

                SECTION 8 - Option Agreements - Other Provisions

         Options granted under the Plan shall be evidenced by written Option Agreements in such form as the Committee shall, from time to time, approve, which Option Agreements shall contain provisions (such as, but not limited to, non-compete provisions), not inconsistent with the provisions of the Plan (for Options) and not inconsistent with section 422(b) of the Code (for ISOs), as the Committee shall deem advisable, and which Option Agreements shall specify whether the Option is an ISO or NQSO; provided, however, if an Option granted to a Key Employee is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. Each Optionee shall enter into, and be bound by, such Option Agreement.

                         SECTION 9 - Capital Adjustments

         The number of shares which may be issued under the Plan, and the maximum number of shares with respect to which options may be granted during a specified period to any Key Employee under the Plan, as stated in Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options), shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

         In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation or by a parent or subsidiary of such corporation if such corporation is the employer corporation (as provided in section 424(a) of the Code and the regulations thereunder); provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee

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decides to terminate outstanding Options, the Committee shall give each Optionee holding an Option to be terminated not less than seven (7) days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 7(d) hereof the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

         The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.

                         SECTION 10 - Change in Control

         Notwithstanding any other provision of this Plan, all outstanding Options shall become fully vested and exercisable upon a Change in Control. For purposes of this Section 10, a "Change in Control" of the Company shall be deemed to have occurred if:

         (a) any person (a "Person"), as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than (i) the Company and/or its wholly-owned subsidiaries, (ii) members of the Rotko Family, as defined below, (iii) any ESOP or other employee benefit plan of the Company, and any trustee or other fiduciary in such capacity holding securities under such employee plan, (iv) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

         (b) the Company's shareholders or the Company's directors shall approve
(i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company's voting common shares (the "Common Shares") would be converted into cash, securities or other property, other than a merger of the Company in which holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares of the surviving corporation immediately after the merger as immediately before, (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all the assets or earning power of the Company, or (iii) the liquidation or dissolution of the Company.

         As used in this Section 10, "members of the Rotko Family" shall mean the wife, children and grandchildren of the late Bernard Rotko, their respective spouses and estates and any trusts primarily for the benefit of any of the foregoing.

              SECTION 11 - Amendment or Discontinuance of the Plan

                  (a) General. The Board from time to time may suspend or discontinue the Plan or any outstanding Option, or amend the Plan or any outstanding Option in any respect whatsoever, except that the following amendments shall require shareholder approval (given in the manner set forth in Section 11(b) below):

                  (1) With respect to ISOs, any amendment which would:

                           (A) Change the class of employees eligible to
                  participate in the Plan;

                           (B) Except as permitted under Section 9 hereof,
                  increase the maximum number of shares of Common Stock with respect to which ISOs may be granted under the Plan; or

                           (C) Extend the duration of the Plan under Section 12
                  hereof with respect to any ISOs granted hereunder;

                  (2) With respect to Options, any amendment which would require shareholder approval pursuant to Treas. Reg. ss. 1.162-27(e)(4)(vi) (or any successor thereto) (to the extent compliance with section 162(m) of the Code is desired); and

                  (3) With respect to Options, any amendment which would require shareholder approval under the rules of an exchange or market on which Common Stock is traded or listed.

         Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

         (b) Shareholder Approval Requirements. Shareholder approval must meet the following requirements:

                  (1) The approval of shareholders must be by a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware; and

                  (2) The approval of shareholders must comply with all applicable provisions of the corporate charter, bylaws, and applicable state law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options. If the applicable state law does not prescribe a method and degree of shareholder approval in such case, the approval of shareholders must be effected:

                           (A) By a method and in a degree that would be treated
                  as adequate under applicable state law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders' meeting); or

                           (B) By a majority of the votes cast at a duly held
                  shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the plan.

                        SECTION 12 - Termination of Plan

         Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on June 22, 2007, which date is within ten (10) years after the date the Plan was adopted by the Board (or the date the Plan was approved by the shareholders of the Company, whichever is earlier), and no Options hereunder shall be granted thereafter. Nothing contained in this Section 12, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on June 22, 2007, which by their terms extend beyond such date.

                        SECTION 13 - Shareholder Approval

         This Plan shall become effective on June 23, 1997; provided, however, that if the Plan is not approved by the shareholders in the manner described in
Section 11(b), within twelve (12) months before or after said date, no further Options shall be granted under the Plan, and any ISOs granted under the Plan shall be null and void.

                           SECTION 14 - Miscellaneous

                  (a) Governing Law. With respect to any ISOs granted pursuant to the Plan and the Option Agreements thereunder, the Plan, such Option Agreements and any ISOs granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the operation of, and the rights of Optionees under, the Plan, the Option Agreements and any Options granted thereunder shall be governed by applicable federal law and otherwise by the laws of the State of Delaware.

                  (b) Rights. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Option Agreement.

                  Any Option under the Plan shall not entitle the holder thereof to any rights as a shareholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Optionee, the Company shall have the right, in its discretion, to retire an Optionee at any time pursuant to its retirement rules or otherwise to terminate his or her employment at any time for any reason whatsoever.

                  (c) Indemnification of Board and Committee. Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf.

                  (d) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option to purchase Common Stock shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Common Stock received in payment for shares upon exercise of an Option to purchase Common Stock shall become treasury stock.

                  (e) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

         IN WITNESS WHEREOF, MEDIQ Incorporated has caused these presents to be duly executed, under seal, this [ ] day of June, 1997.



ATTEST:                                         MEDIQ INCORPORATED
[SEAL]



/s/ Eugene M. Schloss                         By: /s/ Thomas E. Carroll
-------------------------                         ------------------------
        Secretary                                          President